Supplement Dated July 27, 2007

to the Prospectuses and Statements of Additional Information

of the Funds Indicated Below

The following information supplements the Prospectus and the Statement of Additional Information for each of the funds listed below and supersedes any prior information:

Effective as of the close of business on July 27, 2007, the fund’s Class 1 Shares will be closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date will be permitted to continue to maintain their then-current Class 1 shares, but will no longer be permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Please contact your Service Agent for more information.

LEGG MASON PARTNERS EQUITY TRUST
LEGG MASON PARTNERS DIVIDEND STRATEGY FUND	April 16, 2007
LEGG MASON PARTNERS GLOBAL EQUITY FUND	April 16, 2007
LEGG MASON PARTNERS ALL CAP FUND	April 16, 2007
LEGG MASON PARTNERS SMALL CAP GROWTH FUND	April 16, 2007
LEGG MASON PARTNERS MID CAP CORE FUND	April 16, 2007

LEGG MASON PARTNERS INCOME TRUST
LEGG MASON PARTNERS GOVERNMENT SECURITIES FUND	April 16, 2007
LEGG MASON PARTNERS MANAGED MUNICIPALS FUND	June 28, 2007

FDXX010064